Award Timing Disclosure	12 Months Ended
Sep. 30, 2025
Award Timing Disclosures [Line Items]
Award Timing Method	The Company typically approves equity-based awards at the Compensation Committee meeting in January and the grant date is the second or third trading day following the Company’s first quarter earnings release.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false